Exhibit 99.1

Case Number: A - 21 - 835957 - B Electronically Filed 7/16/2021 8:06 AM Steven D. Grierson CLERK OF THE COURT

1 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 . 21 22 23 24 25 26 27 28 CERTIFICATE OF SERVICE 2 I hereby certify that on the ay oJfune, 2021, I served a true and complete copy of th 3 foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following: American Rolling Company, Inc. c/ o Northwest Registered Agent, LLC 401 Ryland Street, Suite 200 - A Reno, NV 89502 Parash Patel American Rolling Company, Inc. 123 W. Nye Lane, Suite 129 Carson City, NV 89706 American Rolling Company, Inc. 660 Via Corte, Suite B Wickenburg, AZ 85390 Pacific Stock Transfer Co. 6725 Via Austi Parkway, Suite 300 Las Vegas, NV 89119 - 2 -

ELECTRONICALLY SERVED 7/14/2021 1:32 PM Electronically Filed ll:32PM, CLERK OF THE COURT 1 2 3 4 5 6 7 8 9 10 11 12 13 17 18 19 20 ORDR PETER L. CHASEY, ESQ. Nevada Bar No. 007650 CHASEY LAW OFFICES 3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 Tel: {702} 233 - 0393 Fax: {702) 233 - 2107 email: peter@chaseylaw.com Attorney for Petitioner SMALL CAP COMPLIANCE, LLC EIGHTH JUDICIAL DISTRICT COURT CLARKCOUNTY,NEVADA In the Matter of CASE NO.: DEPT NO.: A - 21 - 835957 - B XXVII AMERICAN ROLLING COMPANY, INC. {f/k/a FUYA HOLDING GROUP, INC. f/k/a MINING GLOBAL, NC.}, a Nevada Corporation [Nevada Entity No. E0849602006 - 7], ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)] 14 (Petition of Small Cap Compliance, LLC) 15 16 THE COURT, having considered Petitioner, SMALL CAP COMPLIANCE, LLC's Motion for Appointment of Custodian for AMERICAN ROLLING COMPANY, INC., a Nevada Corporation [Nevada Entity No. E0849602006 - 7], proper notice having been given to the officers and directors of AMERICAN ROLLING COMPANY, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause 21 22 23 24 appearing, IT IS ORDERED, ADJUDGED AND DECREED that: 1. Petitioner SMALL CAP COMPLIANCE, LLC is appointed custodian of AMERICAN ROLLING 25 COMPANY, INC. 26 27 2. SMALL CAP COMPLIANCE, LLC shall revive and/or reinstate AMERICAN ROLLING 28 COMPANY, INC. with the Nevada Secretary of State. - 1 - Case Number: A - 21 - 835957 - B

1 2 3 4 5 6 7 10 11 12 13 16 17 18 19 20 3. SMALL CAP COMPLIANCE, LLC shall appoint officers and directors to serve during the Custodianship of AMERICAN ROLLING COMPANY, INC. 4. SMALL CAP COMPLIANCE, LLC is authorized to take reasonable and prudent action on behalf of AMERICAN ROLLING COMPANY, INC., including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to Articles of Incorporation to change the corporation's name, authorize additional shares, authorize additional classes of shares, designate and 8 issue authorized common shares and preferred shares, and initiating litigation in AMERICAN ROLLING 9 COMPANY, INc.'s name as deemed reasonable and prudent in connection with or related to the performance of the Custodian's duties. 5. SMALL CAP COMPLIANCE, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and the shareholders who attend 14 such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the 15 meeting. 6. The record transfer agent for AMERICAN ROLLING COMPANY, INC. is hereby authorized and directed to cooperate with SMALL CAP COMPLIANCE, LLC concerning delivery of the shareholder list for AMERICAN ROLLING COMPANY, INC. 7. SMALL CAP COMPLIANCE, LLC shall file a Custodian Amendment to the Articles of 21 22 Incorporation for AMERICAN ROLLING COMPANY, INC. with the Nevada Secretary of State containing the 23 following disclosures and statements: 24 25 26 27 28 ( a ) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, lnc . 1 or Securities and Exchange Commission investigations, violations, or convictions concerning SMALL CAP COMPLIANCE, LLC, or its affiliates or subsidiaries . ( b ) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that AMERICAN ROLUNG COMPANY, INC . comply with Chapter 78 ofthe Nevada Revised Statutes . - 2 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 (c) A statement that as Custodian, SMALL CAP COMPLIANCE, LLC, is authorized to continue the business of AMERICAN ROLLING COMPANY, INC . for the benefit of the corporation and its shareholders . {d ) A statement that SMALL CAP COMPLIANCE, LLC will reinstate AMERICAN ROLLING COMPANY, INC.'s charter to do business in the State of Nevada. Any other information as may be required by regulations promulgated by the Nevada Secretary of State. ( e ) 8. SMALL CAP COMPLIANCE, LLC, as custodian of AMERICAN ROLLING COMPANY, INC., shall submit a report to this Court of the actions taken by the Custodian every 3 months from the date of Notice of Entry of this Order while the custodianship remains active. A status check is set for Tuesday, October 19, 2021 on Chamber IT IS so ORDERED. Calendar. Datedthis day of Ju _ l _ y _, 2021. Dated this 14th day of July, 2021 7 DIS :!t:of;fJJ;G ; 4 ft T 1 7 Respectfully Submitted by: CHASEY LAW OFFICES CB9 EAD AFC4 3158 Nancy Allf District Court Judge 18 19 20 21 22 23 24 25 26 27 28 PETER L. CHASEY, ESQ. Nevada Bar No. 007650 3295 N. Fort Apache Rd., Ste. 110 Las Vegas, NV 89129 Tel: {702) 233 - 0393 Fax: {702) 233 - 2107 Attorney for Petitioner SMALL CAP COMPLIANCE, LLC - 3 -

1 2 3 4 5 6 7 9 10 11 CSERV DISTRICT COURT CLARK COUNTY, NEVADA Small Cap Compliance LLC, Plaintiff(s) CASE NO: A - 21 - 835957 - B DEPT. NO. Department 27 vs. 8 American Rolling Company Inc, Defendant(s) AUTOMATED CERTIFICATE OF SERVICE 12 This automated certificate of service was generated by the Eighth Judicial District 13 Court. The foregoing Order was senred via the court's electronic eFile system to all 14 recipients registered for e - Sen,ice on the above entitled case as listed below: 15 Service Date: 7/14/2021 16 Peter Chasey 17 18 19 20 21 22 23 24 25 26 27 28 peter@chaseylaw.com